Exhibit (h)








                         Eaton Vance Senior Income Trust


         2,200 Series A Auction Preferred Shares of Beneficial Interest 2,200 Series B Auction Preferred Shares of Beneficial Interest

                ($0.01 Par Value, $25,000 Liquidation Preference)

                                    FORM OF
                             UNDERWRITING AGREEMENT
















June 22, 2001


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                                    FORM OF
                             UNDERWRITING AGREEMENT

                                                June 22, 2001

UBS WARBURG LLC
SALOMON SMITH BARNEY INC.
A.G. EDWARDS & SONS, INC.
PRUDENTIAL SECURITIES INCORPORATED

c/o UBS Warburg LLC
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

     Eaton Vance Senior Income Trust, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a "Massachusetts business trust") (the "Trust"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), an aggregate of 2,200 preferred shares of beneficial interest, par value $0.01 per share, designated Series A Preferred Shares of the Trust and 2,200 preferred shares of beneficial interest, par value $0.01 per share, designated Series B Auction Preferred Shares of the Trust, each with a liquidation preference of $25,000 per share (collectively, the "Shares"). The Shares are described in the Prospectus which is referred to below.

     The Trust has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Investment Company Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (File Nos. 333-58758 and 811-09013), including a prospectus and a statement of additional information, relating to the Shares. The Trust has furnished to you, for use by the Underwriters and by any dealers, copies of one or more preliminary prospectuses (including a preliminary statement of additional information) (each thereof, including such preliminary statement of additional information, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (the "Effective Date"), including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act is herein called the "Registration Statement," and the prospectus (including the statement of additional information), in the form filed by the Trust with the Commission pursuant to Rule 497 under the Act or, if no such filing is required, the form of final prospectus (including the form of final statement of additional information) included in the Registration Statement at the time it became effective, is herein called the Prospectus.

     Eaton Vance Management (the "Investment Adviser") will act as the Trust's investment adviser pursuant to an Investment Advisory Agreement by and between the Trust and the Investment Adviser, dated as of October 19, 1998 (the "Investment Advisory Agreement"). Investors Bank & Trust Company will act as the custodian (the "Custodian") of the Trust's cash and portfolio assets pursuant to a Custody Agreement, dated as of October 19, 1998 (the "Custody Agreement"). PFPC, Inc. will act as the Trust's transfer agent and dividend disbursing agent

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(the "Transfer  Agent")  pursuant to a transfer  agency  agreement,  dated as of
October 19, 1998 (the "Transfer Agency Agreement"). Banker's Trust Company will act as the Trust's auction agent (the "Auction Agent") pursuant to an Auction Agency Agreement, dated as of June 27, 2001 (the "Auction Agency Agreement"). The Trust has entered into a Letter Agreement, dated as of June 27, 2001 with the Depository Trust Company (the "DTC Agreement"). In addition, the Investment Adviser has retained UBS Warburg LLC (the "Managing Representative"), which is also one of the Underwriters, to serve as the Trust's Shareholder Servicing Agent pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement"), dated as of October 19, 1998.

     The Trust, the Investment Adviser and the Underwriters agree as follows:

1. SALE AND PURCHASE. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Trust agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Trust the aggregate number of Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $24,750 per Share. The Trust is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Shares as soon after the Effective Date of the Registration Statement as is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

2. PAYMENT AND DELIVERY. Payment of the purchase price for the Shares shall be made to the Trust by Federal Funds wire transfer, against delivery of the certificates for the Shares to you through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time on the third business day following the date of this Underwriting Agreement (unless another date or time shall be agreed to by you and the Trust). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. A certificate in definitive form representing the Shares to be purchased by the Underwriters registered in the name of Cede & Co., as nominee for the Depository Trust Company, shall be delivered by or on behalf of the Trust to DTC for the account of the Underwriters. The time of purchase is sometimes referred to herein as the Closing Date.

3. REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE INVESTMENT ADVISER. Each of the Trust and the Investment Adviser jointly and severally represents and warrants to each Underwriter as follows:

     (a) On (A) the Effective Date and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497(b), (h) or (j) under the Act, as the case may be, (B) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or
          (y) the date on which the distribution of the Shares is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission and (C) the Closing Date, the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Act and the Investment Company Act, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this

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          Underwriting  Agreement or (y) the date on which the  distribution  of the Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. At the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Date, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the
          circumstances  under  which  they  were  made,  not  misleading.   The
          foregoing representations in this Section 3(a) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Trust by you expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto, as described in
          Section 9(f) hereof.

     (b) The Trust has been duly formed, is validly existing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Trust is duly licensed and qualified to do business in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Trust, and the Trust owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Trust has no subsidiaries.

     (c) The capitalization of the Trust is as set forth in the Registration Statement and the Prospectus. The Shares conform in all material respects to the description of them in the Prospectus. All the Trust's outstanding common shares (the "Common Shares") have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement). The Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Shares (except as described in the Registration Statement).

     (d) The Trust is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company, and, subject to the filing of a final amendment to the Registration Statement (the "Final Amendment"), if not already filed, all action under the Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in this Underwriting Agreement has or will have been taken by the Trust.

     (e) The Trust has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Auction Agency Agreement and the DTC Agreement (collectively, the "Trust Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it and (i) each Trust Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Trust, (ii) each Trust Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act

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          or the Investment Advisers Act of 1940, as amended,  and the rules and regulations thereunder (collectively called the "Advisers Act"), as the case may be, and (iii) assuming due authorization, execution and
          delivery  by  the  other  parties   thereto,   each  Trust   Agreement
          constitutes  the  legal,  valid and  binding  obligation  of the Trust
          enforceable  in  accordance  with  its  terms,  (A)  subject,   as  to
          enforcement,  to applicable  bankruptcy,  insolvency  and similar laws
          affecting   creditors'  rights  generally  and  to  general  equitable
          principles   (regardless  of  whether   enforcement  is  sought  in  a
          proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

     (f) None of (i) the execution and delivery by the Trust of the Trust Agreements, (ii) the issue and sale by the Trust of the Shares as contemplated by this Underwriting Agreement and (iii) the performance by the Trust of its obligations under any of the Trust Agreements or consummation by the Trust of the other transactions contemplated by the Trust Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the Amended By-laws of the Trust or any agreement or instrument to which the Trust is a party or by which the Trust is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Trust, other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

     (g) The Trust is not currently in material breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

     (h) No person has any right to the registration of any securities of the Trust because of the filing of the Registration Statement.

     (i)  No  consent,  approval,   authorization  or  order  of  any  court  or
          governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Trust for the consummation by the Trust of the transactions to be performed by the Trust or the performance by the Trust of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Trust Agreements, except such as (i) have been obtained under the Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

     (j) Deloitte & Touche LLP, whose report appears in the Prospectus, are duly appointed independent public accountants with respect to the Trust as required by the Act and the Investment Company Act.

     (k) The statement of assets and liabilities included in the Registration Statement and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial position of the Trust as of the date indicated.

     (l) The Trust maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally

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          accepted  accounting  principles  and to maintain  accountability  for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

     (m) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, business affairs or business of the Trust, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Trust other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of its capital shares.

     (n) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Trust, threatened against or affecting the Trust, which (i) might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Trust or might materially adversely affect the properties or assets of the Trust or (ii) is of a character required to be described in the Registration Statement or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

     (o) The Trust intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     (p)  The Common Shares are listed on the New York Stock Exchange.

     (q) The Shares have been, or prior to the Shares' Closing Date will be, assigned to a rating of "aaa" by Moody's Investors Service, Inc. ("Moody's").

     (r) To the knowledge of the Trust after due inquiry, no advertising, sales literature or other promotional materials (excluding road show slides or road show tapes) were authorized or prepared by or on behalf of the Trust, the Investment Adviser or any representative thereof for use in connection with the public offering or sale of the Shares (collectively referred to as "sales materials"). No broker kits, road show slides, road show tapes or sales materials authorized or prepared by the Trust or authorized or prepared on behalf of the Trust by the Investment Adviser or any representative thereof for use in connection with the public offering or sale of the Shares contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

4. REPRESENTATIONS AND WARRANTIES OF THE INVESTMENT ADVISER. The Investment Adviser represents to each Underwriter as follows:

     (a) The Investment Adviser has been duly formed, is validly existing as a business trust under the laws of The Commonwealth of Massachusetts with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its

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          business as described in the  Registration  Statement and  Prospectus, and the Investment Adviser is duly licensed and qualified to do business in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified would not have a material adverse affect on the Investment Adviser; and the Investment Adviser owns, possesses or has obtained and currently
          maintains  all  governmental  licenses,   permits,  consents,  orders,
          approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus.

     (b) The Investment Adviser is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Trust as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

     (c) The Investment Adviser has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement and the Shareholder Servicing Agreement (collectively, this Underwriting Agreement, the Investment Advisory Agreement and the Shareholder
          Servicing Agreement being referred to as the "Investment Adviser Agreements") and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Investment Adviser Agreement has been duly and validly authorized, executed and delivered by the Investment Adviser; none of the Investment Adviser Agreements violate in any material respect any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Adviser Agreement constitutes a legal, valid and binding obligation of the Investment Adviser, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

     (d) Neither (i) the execution and delivery by the Investment Adviser of any Investment Adviser Agreement nor (ii) the consummation by the Investment Adviser of the transactions contemplated by, or the performance of its obligations under any Investment Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws of the Investment Adviser or any agreement or instrument to which the Investment Adviser is a party or by which the Investment Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser.

     (e) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Adviser of its obligations under, any Investment Adviser Agreement, as the case may be, except such as (i) have been obtained under the Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

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     (f)  The  description of the Investment  Adviser and its business,  and the statements attributable to the Investment Adviser, in the Registration Statement and the Prospectus comply with the requirements of the Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     (g) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Adviser, threatened against or affecting the Investment Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Investment Adviser or the ability of the Investment Adviser to fulfill its respective obligations under any Investment Adviser Agreement. Each underwriter acknowledges receipt of Chesner and Chesner v. Eaton Vance Corporation et al. (Civil Action No. 01CV10911EFH) (D. Mass. filed May 25, 2001).

     (h) In the event that the Trust or the Investment Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Investment Adviser will install and maintain pre-qualification and password-protection or similar procedures which will effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

5.   AGREEMENTS OF THE PARTIES.

     (a) If the registration statement relating to the Shares has not yet become effective, the Trust will promptly file the Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Trust is advised, will advise the Managing
          Representative when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Act, the Trust will file a 430A Prospectus pursuant to Rule 497(h) under the Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Trust will file a Prospectus pursuant to Rule 497(b) or (j) under the Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the Shares after the Effective Date. In either case, the Trust will provide you satisfactory evidence of the filing. The Trust will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

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     (b)  For the  period of three  years from the date  hereof,  the Trust will advise the Managing Representative promptly (1) of the issuance by the Commission of any order in respect of the Trust or the Investment Adviser which relates to the Trust, or which relates to any material arrangements or proposed material arrangements involving the Trust or the Investment Adviser, (2) of the initiation or threatening of any proceedings for, or receipt by the Trust of any notice with respect to, the suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (3) of receipt by the Trust, or any representative or attorney of the Trust, of any other communication from the Commission relating in any material way to the Trust, the Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (4) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the Trust, which relates in any material way to the Trust or any material arrangements or proposed material arrangements involving the Trust. The Trust will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

     (c) If not delivered prior to the date of this Underwriting Agreement, the Trust will deliver to the Managing Representative, without charge, a signed copy of the registration statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Managing Representative may reasonably request.

     (d) During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Trust will deliver, without charge, to you, the Underwriters and any dealers, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances existing when such Prospectus is delivered to a purchaser of Shares, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or the Investment Company Act, the Trust promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Trust) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances existing when such Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Act and the Investment Company Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in
          Section 7 hereof.

     (e) The Trust will make generally available to holders of the Trust's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of Section 11(a) of the Act and, at the option of the Trust, Rule 158 under the Act.

     (f) The Trust will take such actions as the Managing Representative reasonably requests in order to qualify the Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Managing Representative reasonably designates; provided that the Trust shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (g) If the transactions contemplated by this Underwriting Agreement are consummated, the Trust shall pay all costs and expenses incident to the performance of the obligations of the Trust under this Underwriting Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto,
          (2) the issuance of the Shares and the preparation and delivery of certificates for the Shares, (3) the registration or qualification of the Shares for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in the foregoing paragraph, including the fees and disbursements of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental "blue sky" memoranda, (4) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the sales materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section 5(g) to be so furnished, (5) the cost associated with the issuance by Moody's of a rating of the Shares, (6) all transfer taxes, if any, with respect to the sale and delivery of the Shares to the Underwriters, and (7) the auction agent for the Shares.

     (h) If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (A) the Trust or the Investment Adviser pursuant to any of the provisions hereof (otherwise than pursuant to Section 7 hereof) or (B) by you or the Underwriters because of any inability, failure or refusal on the part of the Trust or the Investment Adviser to comply with any material terms or because any of the conditions in Section 6 are not satisfied, the Investment Adviser or an affiliate and the Trust, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares and (ii) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Trust and the Investment Adviser, and the other Underwriters for damages occasioned by its default.

     (i) Without the prior written consent of the Managing Representative, the Trust will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Trust, within 180 days after the Effective Date, except for the Shares as described in the Prospectus and any issuances of Common Shares pursuant to the Dividend Reinvestment Plan.

     (j) The Trust will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Trust as described in the Prospectus.

6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase the Shares are subject to the accuracy on the date of this Underwriting Agreement, and on the Closing Date, of the representations of the Trust and the Investment Adviser in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Trust and the Investment Adviser or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Trust and the Investment Adviser of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

     (a) The registration statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b), (h) or (j), as the case may be, under the Act.

     (b) No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

     (c) Since the dates as of which information is given in the Registration Statement and the Prospectus, (i) there must not have been any material change in the Common Shares or liabilities of the Trust except as set forth in or contemplated by the Prospectus; (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Trust and the Investment Adviser whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus; (iii) the Trust must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement and Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the judgment of the Managing Representative, any such development referred to in clause
          (i), (ii), (iii) or (iv) of this paragraph (c) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares pursuant to this Underwriting Agreement by the Underwriters, at the initial public offering price of the Shares.

     (d) The Managing Representative must have received on the Closing Date a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Trust and the Investment Adviser certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus, and this Underwriting Agreement, (ii) the representations of the Trust (with respect to the certificates from such Trust officers) and the representations of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) in this
          Underwriting Agreement are accurate on and as of the date of the certificate, (iii) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Trust (with respect to the certificates from such Trust officers) or the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser), which change would materially and adversely affect the ability of the Trust or the Investment Adviser, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement, whether or not arising from transactions in the ordinary course of business, (iv) with respect to the Trust only, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the Shares or otherwise having a material adverse effect on the Trust has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) to the knowledge of the officers of the Investment Adviser, after reasonable investigation, no order having a material adverse effect on the ability of the Investment Adviser to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (vi) each of the Trust (with respect to the certificates from such Trust officers) and the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) has performed in all material respects all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Date (to the extent not waived in writing by the Managing Representative).

     (e) You must receive on the Closing Date the opinions dated such Closing Date substantially in the form of Schedules B and C to this Underwriting Agreement from the counsel identified in each such Schedules.

     (f) You must receive on the Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities an opinion dated such Closing Date with respect to the Trust, the Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Trust and the Investment Adviser must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

     (g) The Managing Representative must receive on the date this Underwriting Agreement is signed and delivered by you a signed letter, dated such date, substantially in the form of Schedule D to this Underwriting Agreement from the firm of accountants designated in such Schedule. The Managing Representative also must receive on the Closing Date a signed letter from such accountants, dated as of such Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such Closing Date, that would require any change in their letter referred to in the foregoing sentence.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

7. TERMINATION. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Trust at any time:

     (a) before the later of the effectiveness of the Registration Statement and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

     (b) at or before the Closing Date if, in the sole judgment of the Managing Representative, payment for and delivery of any Shares is rendered impracticable or inadvisable because (i) trading in the equity securities of the Trust is suspended by the Commission or by the principal exchange that lists the Common Shares, (ii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

     (c)  at or before the Closing Date, if any of the  conditions  specified in
          Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

8. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on the Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after such Closing Date, and

     (a) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, each of the nondefaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

     (b) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date exceeds 10% of the Shares to be purchased by all the Underwriters on such Closing Date, the Trust will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such Shares on the terms set forth in this Underwriting Agreement.

          In any such case, either the Managing Representative or the Trust will have the right to postpone the applicable Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Trust. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Trust makes arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Trust or the Investment Adviser, except as provided in Sections 5(g) and 9 hereof. This Section will not affect the liability of any defaulting Underwriter to the Trust or the nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

9.   INDEMNITY AND CONTRIBUTION.

     (a) Each of the Trust and the Investment Adviser, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities and Exchange Act (the "Exchange Act"), and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration
          Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Trust) or in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, any sales materials, the Prospectus and the Prospectus as amended or supplemented by the Trust) created or authorized by the Trust or the Investment Adviser, or arises out of or is based upon any  omission  or alleged  omission  to
          state  a  material   fact   required  to  be  stated  in  either  such

          Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Trust or the Investment Adviser expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such
          Shares to such person, unless the failure is the result of noncompliance by the Trust with Section 5(d) hereof.

     If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Trust or the Investment Adviser pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Trust or the Investment Adviser, as the case may be, in writing of the institution of such Proceeding and the Trust or the Investment Adviser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Trust or the Investment Adviser shall not relieve the Trust or the Investment Adviser from any liability which the Trust or the Investment Adviser may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Trust or the Investment Adviser, as the case may be, in connection with the defense of such Proceeding or the Trust or the Investment Adviser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Trust or the Investment Adviser (in which case the Trust, the Investment Adviser shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Trust or the Investment Adviser and paid as incurred (it being understood, however, that the Trust or the Investment Adviser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). None of the Trust or the Investment Adviser shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Trust or the Investment Adviser, the Trust or the Investment Adviser, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Trust or the Investment Adviser, its directors and officers, and any person who controls the Trust or the Investment Adviser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Trust or the Investment Adviser or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Trust or the Investment Adviser expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Trust) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading. This indemnification will be in addition to any other liability the such Underwriter might otherwise have.

     If any Proceeding is brought against the Trust or the Investment Adviser or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Trust or the Investment Adviser or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Trust, the Investment Adviser or any such person or otherwise. The Trust, the Investment Adviser or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Trust, the Investment Adviser or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such
Underwriter  in  connection   with  the  defense  of  such  Proceeding  or  such
Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred

(it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Trust, the Investment Adviser and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle and the indemnified party has not denied its consent to such settlement in writing to the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability ir a failure to act, by or on behalf of such indemnified party.

     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Investment Adviser on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Investment Adviser on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Trust or the Investment Adviser on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Trust and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Trust and the Investment Adviser on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Trust or the Investment Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

     (d) The Trust, the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
          Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

     (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Trust contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Trust or the Investment Adviser, its directors or officers or any person who controls the Trust or the Investment Adviser within the meaning of
          Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Trust or the Investment Adviser and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Trust or the Investment Adviser, against any of the Trust's or the Investment Adviser's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

     (f) The Trust and the Investment Adviser each acknowledge that the statements with respect to (1) the public offering of the Shares as set forth on the cover page of and (2) the statements relating to selling concessions and reallowances of selling concessions under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing to the Trust by the Representatives on behalf of the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

     (g) Notwithstanding any other provisions in this Section 9 no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance or gross negligence in the performance of its duties hereunder.

10. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
     Syndicate Department and, if to the Trust or the Investment Adviser, shall be sufficient in all respects if delivered or sent to the Trust or the Investment Adviser, as the case may be, at the offices of the Trust or the Investment Adviser at The Eaton Vance Building, 225 State Street, Boston, MA 02109, Attention: Chief Legal Officer.

11. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (collectively, a "Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Trust consents to the jurisdiction of such courts and personal service with respect thereto. The Trust hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Warburg LLC or any indemnified party. Each of UBS Warburg LLC, the Trust (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Investment Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Trust and the Investment Adviser agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Trust or the Investment Adviser, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Trust or the Investment Adviser, as the case may be, is or may be subject, by suit upon such judgment.

13. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Trust and to the extent provided in Section 9 hereof the controlling persons, directors and officers and the Investment Adviser referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Underwriters, the Trust or the Investment Adviser, and any successor or assign of any substantial portion of the Trust's, the Investment Adviser's or any of the Underwriters' respective businesses and/or assets.

16. DISCLAIMER OF LIABILITY OF TRUSTEES AND BENEFICIARIES. A copy of the Agreement and Declarations of Trust of the Trust and Investment Adviser, respectively, are on file with the Secretary of The Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Trustees of the Trust and Investment Adviser, each as Trustees and not individually and that the obligations or arising out of this Underwriting Agreement are not binding upon any of the Trustees of the Trust and the Investment Adviser, respectively, or beneficiaries of each individually but are binding only upon the assets and properties of the Trust.

          If the foregoing correctly sets forth the understanding among the Trust and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Trust, the Investment Adviser and the Underwriters, severally.

                                Very truly yours,

                                EATON VANCE SENIOR INCOME TRUST




                                By:
                                Title:

                                EATON VANCE MANAGEMENT




                                By:
                                Title:


Accepted and agreed to as of the
date first above written, on
behalf of themselves and
the other several Underwriters
named in Schedule A

UBS WARBURG LLC




By:  Todd A. Reit
Title:  Executive Director

                                   SCHEDULE A

                                                                Number of Shares
Name                                                            to be Purchased
----                                                            ----------------
UBS Warburg LLC
Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc,
Prudential Securities Incorporated



















Total

                                   SCHEDULE B

                               FORM OF OPINION OF
                   KIRKPATRICK & LOCKHART REGARDING THE TRUST

i. The Registration Statement and all post-effective amendments, if any, are effective under the Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 under the Act prior to the date hereof have been made in the manner and within the time required by such rule.

ii. The Trust has been duly formed and is validly existing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business as described in the Registration Statement and Prospectus, and the Trust is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, and the Trust owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Trust has no subsidiaries.

iii.  The  capitalization  of the  Trust  is as set  forth  in the  Registration
Statement and the Prospectus. The Common Shares and Shares conform in all respects to the description of them in the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable. The Shares to be issued and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement against payment therefore as provided by the Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Shares.

iv. The Trust is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all action under the Act and the Investment Company Act and the applicable rules and regulations of the Commission thereunder, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in the Underwriting Agreement has or will have been taken by the Trust.

v. The Trust has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement, the Custody Agreement, the
Transfer Agency Agreement, the Auction Agency Agreement and the DTC Agreement (collectively, the "Trust Agreements") and to perform all of the terms and provisions thereof to be carried out by it and (A) each Trust Agreement has been duly and validly authorized, executed and delivered by the Trust, (B) each Trust Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act, as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Trust Agreement constitutes the legal, valid and binding obligation of the Trust enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

vi. None of (A) the execution and delivery by the Trust of the Trust Agreements,
(B) the issue and sale by the Trust of the Shares as contemplated by the Underwriting Agreement and (C) the performance by the Trust of its obligations under the Trust Agreements or consummation by the Trust of the other transactions contemplated by the Trust Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the Amended By-laws of the Trust or any agreement or instrument to which the Trust is a party or by which the Trust is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Trust, except that we express no opinion as to the securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vii. The Trust is not currently in material breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

viii. No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Trust for the consummation by the Trust of the transactions to be performed by the Trust or the performance by the Trust of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Trust Agreements, except such as (A) have been obtained under the Act, the Advisers Act and the Investment Company Act and (B) may be required by the New York Stock Exchange or under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

ix. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting the Trust, which is required to be disclosed in the Prospectus that is not disclosed in the Prospectus, and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

x. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects to the requirements of the Act and the Investment Company Act and the rules and regulations of the Commission thereunder.

          In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of the Trust.

          In connection with the registration of the Shares, we have advised the Trust as to the requirements of the Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Trust in the course of its preparation of the Registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Trust and its accountants at which the contents of the Registration Statement and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).

                                   SCHEDULE C

                       FORM OF OPINION OF INTERNAL COUNSEL
                        REGARDING EATON VANCE MANAGEMENT


i. Eaton Vance Management has been duly formed and is validly existing as a Massachusetts business trust under the laws of its jurisdiction of incorporation with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and Eaton Vance Management is duly licensed and qualified and in good standing in each other jurisdiction in which it is required to be so qualified and Eaton Vance Management owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary for Eaton Vance
Management to carry on its business as contemplated in the Registration Statement and the Prospectus.

ii. Eaton Vance Management is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Trust as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

iii. Eaton Vance Management has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement and the Shareholder Servicing Agreement (collectively, the "Investment Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by Eaton Vance Management; each Investment Adviser
Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Adviser Agreement constitutes a legal, valid and binding obligation of Eaton Vance Management, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

iv. Neither (A) the execution and delivery by Eaton Vance Management of any Investment Adviser Agreement nor (B) the consummation by Eaton Vance Management of the transactions contemplated by, or the performance of its obligations under any Investment Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the limited partnership agreement or other organizational documents of Eaton Vance Management or any agreement or instrument to which Eaton Vance Management is a party or by which Eaton Vance Management is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to Eaton Vance Management.

v. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by Eaton Vance Management of its obligations under, any Investment Adviser Agreement, except such as have been obtained under the Act, the Investment Company Act, the Advisers Act and the applicable rules and regulations of the commission thereunder.

vi. The description of Eaton Vance Management and its business, and the statements attributable to Eaton Vance Management, in the Registration Statement and the Prospectus complies with the requirements of the Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

vii. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting Eaton Vance Management of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of Eaton Vance Management or the ability of Eaton Vance Management to fulfill its respective obligations under any Investment Adviser Agreement.

viii. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder.

ix. The trust does not requires any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code.

x. Each of the sections in the  Prospectus  entitle  "Federal  Taxation" and the section in the Statement of Additional Information entitled "Taxes" is a fair summary of the principal United States federal income tax rules currently in effect applicable to the Trust and to the purchase ownership and disposition of the Shares.

          In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of Eaton Vance Management.

          In connection with the registration of the Shares, we have advised Eaton Vance Management as to the requirements of the Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to Eaton Vance Management in the course of the preparation of the registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Trust and its accountants and Eaton Vance Management at which the contents of the registration and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).

                                   SCHEDULE D

                           FORM OF ACCOUNTANT'S LETTER

                                                June 22, 2001

The Board of Trustees of
  Eaton Vance Senior Income Trust
255 State Street
Boston, MA 02109

UBS Warburg LLC
299 Park Avenue
New York, New York 10171
  As Managing Representative of the Underwriters

Dear Sirs:

We have audited the statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Senior Income Trust (the "Trust") as of December 31, 2000, and the related statement of operations and cash flows for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended June 30, 2000, and the financial highlights for the six months then ended and each of the years in the two year period ended June 30, 2000, all which have been incorporated by reference in the Registration Statement on Form N-2 filed by the Trust under the Securities Act of 1933 (the "Act") (File No. 333-61298) and under the Investment Company Act of 1940 (the "1940 Act") (File No. 811-10381). The registration statement, as amended on XXXX, XX 2001, is herein referred to as the registration statement.

In connection with the registration statement--

1. We are independent certified public accountants with respect to the Trust within the meaning of the Act and the applicable rules and regulations thereunder adopted by the SEC.

2. In our opinion, the financial statements audited by us and included in the registration statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC.

3. We have not audited any financial statements of the Trust as of any date or for any period subsequent to December 31, 2000.

4. For purposes of this letter, we have read the 2001 minutes of meetings of the stockholders, the board of directors of the Trust and its subsidiaries as set forth in the minutes books at June XX, 2001 officials of the Trust having advised us that the minutes of all such meetings through that date were set forth therein.

5. Trust officials have advised us that no financial statements as of any date or for any period subsequent to December 31, 2000, are available.

6. We have inquired of certain officials of the Trust who have responsibility for financial and accounting matters whether (a) at June XX, 2001, there was any change in the capital stock, increase in long-term debt or any decreases in net current assets or stockholders' equity of the Trust as compared with amounts shown on the December 31, 2000 audited balance sheet included in the registration statement. On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the registration statement discloses have occurred or may occur.

7. The foregoing procedures do not constitute an audit conducted in accordance with auditing standards generally accepted in the United States of America. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes.

8. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Trust in connection with the offering of the securities covered by the registration statement, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the registration statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the registration statement.

                                Yours truly,




                                DELOITTE & TOUCHE LLP